Prospectus Supplement	October 25, 2013

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Prospectus dated February 28, 2013

In the section How do I buy fund shares? the enumeration of investors eligible to purchase class Y shares is replaced with the following:

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

» employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

» bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

» corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

» college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

» other Putnam funds and Putnam investment products;

» investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

» clients of a financial representative who are charged a fee for consulting or similar services;

» corporations, endowments and foundations that have entered into an arrangement with Putnam;

» fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds; and

» investment companies (whether registered or private), both affiliated and unaffiliated with Putnam; and

» current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiance(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

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